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Scudder Top 50 US Fund

Classes A, B and C

Annual Report

August 31, 2002

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

Scudder Top 50 US Fund

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Accountants

<Click Here> Tax Information

<Click Here> Shareholder Meeting Results

Scudder Top 50 US Portfolio

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Accountants

<Click Here> Shareholder Meeting Results

<Click Here> Directors and Officers

<Click Here> Account Management Resources

Scudder Top 50 US Fund	Nasdaq Symbol	CUSIP Number
Class A	FAUSX	251555678
Class B	FBUSX	251555660
Class C	FCUSX	251555652

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary August 31, 2002

Average Annual Total Returns* (Unadjusted for Sales Charge)
Scudder Top 50 US Fund	1-Year	3-Year	Life of Class**
Class A	-22.81%	-17.03%	-4.02%
Class B	-23.40%	-17.69%	-8.03%
Class C	-23.39%	-17.65%	-6.89%
S&P 500 Index+	-17.99%	-10.32%	.67%

Sources: Lipper, Inc. and Deutsche Asset Management

Net Asset Value Information
	Class A	Class B	Class C
Net Asset Value: 8/31/02	$ 10.22	$ 8.61	$ 9.40
8/31/01	$ 13.24	$ 11.24	$ 12.27

Class A Lipper Rankings* - Large Cap Core Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	768	of	878	88
3-Year	650	of	675	97

Rankings are historical and do not guarantee future results. Rankings are based on total returns unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable.

Source: Lipper, Inc.

Growth of an Assumed $10,000 Investment(a)* (Adjusted for Sales Charge)
[] Scudder Top 50 US Fund - Class A [] S&P 500 Index+

Yearly periods ended August 31

Comparative Results* (Adjusted for Sales Charge)
Scudder Top 50 US Fund		1-Year	3-Year	Life of Class**
Class A(b)	Growth of $10,000	$7,275	$5,384	$7,706
	Average annual total return	-27.25%	-18.65%	-5.17%
Class B(b)	Growth of $10,000	$7,430	$5,465	$6,750
	Average annual total return	-25.70%	-18.24%	-8.45%
Class C(b)	Growth of $10,000	$7,661	$5,585	$7,520
	Average annual total return	-23.39%	-17.65%	-6.89%
S&P 500 Index+	Growth of $10,000	$8,201	$7,212	$10,335
	Average annual total return	-17.99%	-10.32%	.67%

The growth of $10,000 is cumulative.

* Returns and rankings during all periods shown reflect a temporary fee and/or expense waiver. Without this waiver, returns and rankings would have been lower.
** The Fund's inception dates are: Class A shares: October 2, 1997, Class B shares: March 18, 1998, Class C shares: September 2, 1998. Benchmark returns are for comparative purposes relative to Class A shares and are for the periods beginning September 30, 1997.
a The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
b Returns shown for Class A, B and C shares have been adjusted to reflect the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.75%. Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1% and .50% within the second year. The difference in expenses will affect performance. During the year ended August 31, 2002, the maximum initial sales charge for Class A shares was increased to 5.75% from 5.50% and the maximum contingent deferred sales charge for Class B shares was decreased to 4.00% from 5.00%.
+ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share classes.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Dear Shareholder:

We need to see three things occur before we can predict that a strong, self-sustaining economic recovery will take hold: Companies have to start increasing their investment in capital goods (such as equipment), the labor market has to improve, and consumers have to spend money.

Right now, the outlook is good. Consumer spending is resilient, especially on autos and housing. And capital spending and employment are beginning to revive, but slowly. However, corporations remain hesitant to start hiring and investing aggressively again.

The picture gets better when you add stimulative monetary policies (such as interest rate cuts). If the current scenario does continue to play out, the Federal Reserve Board will likely refrain from raising interest rates for at least the next few quarters. And if the recovery stumbles, it's likely that the Fed will cut rates aggressively - even though rates are already very low.

As a result, we expect the current moderate recovery to continue and gain momentum as firms slowly become more confident in the profit outlook and begin taking advantage of rebounding profits to invest and hire again.

The situation is similar worldwide. Despite political tensions and the threat of terrorism, the first half of this year saw a synchronized world economic recovery. This was led by the US, but Japan has probably shown the most surprising strength. Inflation remains low in most countries. As we go to press, oil prices have risen only moderately despite rising fears of an attack on Iraq.

If this moderate recovery persists, as we expect, the fixed-income markets will likely give up some of their recent gains. But a backdrop of modest growth, low (and gently declining) inflation, and steady Fed policy suggests any backup in rates is apt to be limited until the recovery strengthens appreciably and Fed tightening prospects re-emerge (next spring at the earliest).

Economic Guideposts Data as of 8/31/02
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	US Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in US consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Source: Deutsche Asset Management

How will the recovery affect the equity markets? They have been returning to reality after a long period of excessive valuations. The markets have since been purging this excess, bringing equity prices back to reality. The adjustment may be nearing completion, but returns are unlikely to come close on a sustained basis to the heady (and unjustified) gains of the late 1990s. We need to keep an eye on the possibility of war in Iraq, which has begun to weigh on sentiment.

Deutsche Investment Management Americas Inc.

The sources, opinions and forecasts expressed are those of the economic advisors of Deutsche Investment Management Americas Inc. as of September 17, 2002, and may not actually come to pass.

Portfolio Management Review

Scudder Top 50 US Fund: A Team Approach to Investing

Investment Company Capital Corp. ("ICCC" or the "Advisor") is the investment advisor for Scudder Top 50 US Fund. Deutsche Asset Management, Inc. ("DeAM, Inc."), the fund's sub-advisor, is responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

ICCC and DeAM, Inc. are indirect, wholly-owned subsidiaries of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Leo Grohowski has been a Vice President of DeAM, Inc. since July 1999. Mr. Grohowski joined Bankers Trust in 1996, where he served as the Managing Director and Head of Investment Management for the Trust and Investment Advisory Group through 1999. He is currently Chief Investment Officer of Deutsche Bank Private Banking and Head of Active Equities for Deutsche Asset Management Americas, supervising funds holding assets under management of $20.5 billion as of September 30, 2001. Mr. Grohowski was Chief Investment Officer and Managing Director of equity investments for HSBC Asset Management Americas from 1988 to 1996.

Owen Fitzpatrick has been a Managing Director of DeAM, Inc. since April 2001. Mr. Fitzpatrick has 13 years experience in investment management. He joined Bankers Trust in 1995 as Director and Portfolio Manager for Bankers Trust Private Banking and cohead of the Equity Strategy Group. Mr. Fitzpatrick supervises funds holding assets under management of $900 million as of September 30, 2001. Mr. Fitzpatrick was a Vice President, Portfolio Manager and Research Analyst for Princeton Bank & Trust Company from 1991 to 1995. Mr. Fitzpatrick is a Chartered Financial Analyst.

Effective August 19, 2002, Deutsche Bank changed the name of Deutsche Top 50 US Fund to Scudder Top 50 US Fund as part of its new business model, bringing together the Deutsche Asset Management and Scudder families of funds under one unified Scudder Investments brand. This change does not affect the value of your investment or the way the fund is managed.

In the following interview, Portfolio Manager Owen B. Fitzpatrick discusses Scudder Top 50 US Fund's strategy and the market environment during the 12-month period ended August 31, 2002, and offer an outlook for the months ahead.

Q: During this past fiscal year, the performance of the US equity markets seemed to center around the sluggish pace of US economic growth and investor uncertainty in a post-September 11 world. Will you give us an overview of the US equity market environment over the last 12 months?

A: As we headed into the fund's fiscal year, US economic data were on the verge of improvement, when the equity markets suffered a setback in the aftermath of the September 11 terrorist attacks. The Federal Reserve Board responded with a rapid succession of further interest rate reductions in an effort to ensure that the fragile economy would not be derailed completely. S&P 500 index earnings estimates were adjusted down.

Within weeks, the US equity markets staged a dramatic recovery, rising from what many analysts considered to be overly depressed levels post-September 11. The vigilant stance by the Federal Reserve Board, combined with early signs of a stabilizing economy, lent support to a strengthening stock market during the ensuing months.

Despite near-term risk of reductions to second-half 2002 corporate earnings, expectations of a moderate global economic rebound and a resumption of corporate earnings growth in the coming quarters gave cyclical stocks the necessary fuel to charge ahead. Technology stocks, which had led the equity market recovery into the end of 2001, began to dramatically retreat in the new year, as valuations appeared stretched and the expected upside earnings guidance did not materialize.

Q: The news media talk frequently about continued consumer spending. How did the consumer-oriented sectors of the S&P 500 index perform?

A: Fiscal and monetary action, as well as rapidly falling interest rates, acted as a powerful stimulus for the American consumer. After the initial post-September 11 pullback, consumer spending rebounded and was propelled by a combination of patriotism, auto incentives, retail discounting, liquidity from refinanced mortgages and anticipation of an economic rebound. Consumer spending was strong in the months before Christmas and continued at a healthy clip through the summer of 2002. However, perpetually price-conscious consumers kept reaching for bargains. Stocks such as discount retailers Costco Wholesale, Wal-Mart Stores and Kohl's were well-positioned in this environment and continued to count among the top performers, on a relative basis, within the fund's Consumer Discretionary holdings during the fiscal year.

During the first half of the fiscal period Consumer stocks gained ground while most other sectors declined. However in the last six months of the period, Consumer Discretionary stocks - companies that provide goods or services that tend to be the most sensitive to economic cycles - declined precipitously as questions about the sustainability of consumer spending arose and valuations became stretched. While the Consumer Staples area also lost ground in the last half of the period, it was the best-performing market sector in the S&P 500. Consumer Staples stocks include producers and retailers of food, beverages, household and personal products and other related businesses that are less economically sensitive.

Q: Please describe Scudder Top 50 US Fund's performance against this backdrop.

A: Scudder Top 50 US Fund underperformed its benchmark, the S&P 500 index, for the 12 months ended August 31, 2002. The fund's Class A shares total return declined 22.81 percent (excluding sales charges) for the fiscal year, as compared with a loss of 17.99 percent for the S&P 500 index. The Lipper Large-Cap Growth Funds category posted an average loss of 22.72 percent for the same period.*

* For standardized performance, please see performance summary on page 15.
Past performance is no guarantee of future results.

The fund's underperformance relative to its benchmark was primarily due to overweighting and stock selection in the Technology sector and stock selection within the Utility sector. Fund performance was also impacted by a few poorly performing stocks in the Consumer Staples sector. On the other hand, the avoidance of Telecommunications Services stocks added positively to the fund's relative performance. The relative outperformance of fund holdings in Financial Services, Energy and Industrials helped to offset the poor performers in Consumer Staples and Technology.

Q: Will you provide us with specific examples of your investment strategies?

A: We continued to seek only the most competitive, high quality companies and maintain a focused portfolio of 50 stocks. The fund maintained its concentrations in Health Care, Financial Services and Consumer Discretionary. We reduced Technology, which had been overweighted in the fund in previous years, to a weighting in line with the S&P 500. We held on only to those technology companies that we view as aggressive, tenacious and able to maintain a leadership position through a combination of management talent, innovation, product or service differentiation, economies of scale and financial strength. These attributes, we believe, should position these companies to leap ahead of weaker competitors during the economic slowdown and to emerge as even stronger entities when economic activity rebounds. We sold the fund's positions in EMC, Sun Microsystems, JDS Uniphase, Sanmina, Juniper and QUALCOMM. We established positions in International Business Machines, Altera, Linear Technology and Xilinx.

We strengthened the fund's holdings in the Consumer sectors by adding to existing positions in companies such as Home Depot. We also introduced PepsiCo, Procter & Gamble and Harley-Davidson to the portfolio. In our view, PepsiCo's acquisition of Quaker Oats in the summer of 2001 fits well with its existing strong product line, including Gatorade and Tropicana, as the company penetrates global markets. It appears that Procter & Gamble is on track to produce solid results in its consumer branded businesses and is showing success with Actonel, its drug to fight osteoporosis. We believe that Harley-Davidson is in the enviable position to enjoy pricing power - even in a tough economic environment - as demand continues to outstrip supply. We also added Anheuser-Busch, Bed Bath & Beyond and Kohl's. We sold the fund's positions in CVS and Safeway, as both companies appeared to be struggling to sustain revenue and earnings growth in a highly competitive environment.

We removed AOL, Viacom and Comcast in an effort to curtail fund exposure to the Media sector, given our concerns about earnings quality and high debt levels in the industry.

In our view, the pharmaceutical industry is currently faced with headwinds from politically motivated pricing initiatives and delays in having a commissioner nominated to head the Food and Drug Administration (FDA). Thus, in Health Care, we shifted away from large-capitalization pharmaceutical companies by selling Eli Lilly and Bristol-Myers Squibb, and by reducing holdings in Johnson & Johnson and Pfizer. We used the sales proceeds to diversify the portfolio within the sector toward hospitals through Tenet Healthcare, health maintenance organizations through Wellpoint Health Network and laboratory services through Qwest Diagnostics.

We boosted the fund's weighting in the Industrials sector by adding General Dynamics, Lockheed Martin, United Technologies, Honeywell International and PACCAR. We expect General Dynamics and Lockheed Martin to benefit from rising defense spending in the government's effort to fight the war against terrorism. United Technologies, Honeywell International and PACCAR are likely, in our view, to see improved operating results as the economy rebounds. We also sold the fund's holdings in Tyco International, as new accusations arose in regard to the company's accounting practices.

Q: What is your investment outlook for the remainder of the year?

A: In our view, Federal Reserve Board Chairman Alan Greenspan is likely to keep interest rates low to preserve a still-fragile economic expansion. This stance should facilitate corporate restructuring and the transitional process companies must undertake after the excesses of the technology bubble.

We expect consumer spending to continue to hold up fairly well, supported by the robust real estate market and the declining unemployment rate. Investment spending, on the other hand, will likely continue to lag as corporations hold back in an effort to rebuild profit margins. For this reason, we believe the overall pace of economic reacceleration will remain sluggish in the months ahead.

Q: Given this outlook, what investment strategies do you intend to pursue in the fund?

A: In view of the expected corporate profit recovery over the next several quarters, equity valuations are likely to look more attractive. We intend to continue to add to select Industrials stocks. We also intend to keep a careful eye on any signs of demand returning to Technology orders. For the near term, we intend to keep the portfolio relatively neutral in Technology until a clearer picture emerges on the demand and capacity fronts and on capital spending patterns for 2003. We believe that Health Care's difficulties of the past two years have already been priced in and thus this sector should hold up well in an uncertain economic growth environment. We intend to reduce the fund's exposure to Financial Services stocks, as we believe that interest rates are close to a major long-term bottom.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary August 31, 2002

Asset Allocation	8/31/02	8/31/01

Common Stocks	100%	100%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	8/31/02	8/31/01

Financials	22%	19%
Health Care	18%	19%
Information Technology	16%	18%
Consumer Discretionary	15%	18%
Industrials	13%	9%
Consumer Staples	11%	6%
Energy	5%	6%
Utilities	-	5%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at August 31, 2002 (33.2% of Portfolio)
1. Microsoft Corp. Developer and manufacturer of software	4.2%
2. Wells Fargo & Co. Provider of various financial services	3.5%
3. Medtronic, Inc. Manufacturer of cardiac pacemakers	3.4%
4. Procter & Gamble Co. Manufacturer of diversified consumer products	3.4%
5. Exxon Mobil Corp. Explorer and producer of petroleum	3.3%
6. General Electric Co. Industrial conglomerate	3.3%
7. Pfizer, Inc. Operator of an international pharmaceutical company	3.2%
8. Anheuser-Busch Companies, Inc. Producer and operator of brand name beers, cans, and barley seed processing plants	3.1%
9. Johnson & Johnson Provider of health care products	3.1%
10. Citigroup, Inc. Operator of a diversified financial services holding company	2.7%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 31. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Financial Statements

Statement of Assets and Liabilities as of August 31, 2002
Assets
Investment in Top 50 US Portfolio, at value	$ 17,141,412
Receivable for fund shares sold	311
Due from Advisor	55,729
Total assets	17,197,452
Liabilities
Payable for Fund shares redeemed	81,568
Other accrued expenses and payables	35,976
Total liabilities	117,544
Net assets, at value	$ 17,079,908
Net Assets
Net assets consist of: Net unrealized appreciation (depreciation) on investments	(4,651,365)
Accumulated net realized gain (loss)	(7,881,457)
Paid-in capital	29,612,730
Net assets, at value	$ 17,079,908

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of August 31, 2002
Net Asset Value
Class A Net Asset Value and redemption price per share ($14,703,471 / 1,438,330 shares of capital stock outstanding, $.001 par value, 250,000,000 shares authorized)	$ 10.22
Maximum offering price per share (100 / 94.25 of $10.22)	$ 10.84
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($2,107,315 / 244,648 shares of capital stock outstanding, $.001 par value, 250,000,000 shares authorized)
$ 8.61
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($269,122 / 28,619 shares of capital stock outstanding, $.001 par value, 250,000,000 shares authorized)
$ 9.40

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended August 31, 2002
Investment Income
Net investment income allocated from the Top 50 US Portfolio: Dividends	$ 186,332
Interest	6,154
Expenses	(265,652)
Net investment income (loss) allocated from the Top 50 US Portfolio	(73,166)
Expenses: Administrator service fee	32,606
Distribution and shareholder servicing fees	73,574
Transfer agent fees	25,137
Registration fees	33,099
Reports to shareholders	22,863
Accounting fees	20,400
Legal	22,467
Auditing	11,414
Amortization of organization expenses	2,201
Directors' fees and expenses	669
Other	1,698
Total expenses, before expense reductions	246,128
Expense reductions	(265,324)
Total expenses, after expense reductions	(19,196)
Net investment income (loss)	(53,970)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(5,447,340)
Net unrealized appreciation (depreciation) during the period on investments	504,104
Net gain (loss) on investment transactions	(4,943,236)
Net increase (decrease) in net assets resulting from operations	$ (4,997,206)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended August 31,
	2002	2001
Operations: Net investment income (loss)	$ (53,970)	$ (96,616)
Net realized gain (loss) on investment transactions	(5,447,340)	(2,344,334)
Net unrealized appreciation (depreciation) on investment transactions during the period	504,104	(7,991,186)
Net increase (decrease) in net assets resulting from operations	(4,997,206)	(10,432,136)
Fund share transactions: Proceeds from shares sold	7,851,698	21,529,088
Cost of shares redeemed	(6,465,881)	(6,045,115)
Net increase (decrease) in net assets from Fund share transactions	1,385,817	15,483,973
Increase (decrease) in net assets	(3,611,389)	5,051,837
Net assets at beginning of period	20,691,297	15,639,460
Net assets at end of period	$ 17,079,908	$ 20,691,297

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended August 31,	2002	2001	2000	1999	1998[a]
Selected Per Share Data
Net asset value, beginning of period	$ 13.24	$ 22.34	$ 17.89	$ 12.62	$ 12.50
Income (loss) from investment operations: Net investment income (loss)	(.02)[b]	(.03)	(.10)	(.08)	(.03)
Net realized and unrealized gain (loss) on investment transactions	(3.00)	(9.07)	4.55	5.35	.15
Total from investment operations	(3.02)	(9.10)	4.45	5.27	.12
Net asset value, end of period	$ 10.22	$ 13.24	$ 22.34	$ 17.89	$ 12.62
Total Return (%)[c]	(22.81)	(40.73)	24.87	41.76	.96**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	14,703	16,027	10,784	3,370	2,056
Ratio of expenses before expense reductions, including expenses of the Top 50 US Portfolio (%)	2.53	3.09	4.81	5.71	11.58*
Ratio of expenses after expense reductions, including expenses of the Top 50 US Portfolio (%)	1.15	1.15	1.31	1.50	1.50*
Ratio of net investment income (loss) (%)	(.15)	(.25)	(.65)	(.52)	(.44)*
[a] For the period October 2, 1997 (commencement of operations) to August 31, 1998.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Class B
Years Ended August 31,	2002	2001	2000	1999	1998[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.24	$ 19.11	$ 15.44	$ 10.96	$ 12.50
Income (loss) from investment operations: Net investment income (loss)	(.08)[b]	(.15)	(.18)	(.12)	(.06)
Net realized and unrealized gain (loss) on investment transactions	(2.55)	(7.72)	3.85	4.60	(1.48)
Total from investment operations	(2.63)	(7.87)	3.67	4.48	(1.54)
Net asset value, end of period	$ 8.61	$ 11.24	$ 19.11	$ 15.44	$ 10.96
Total Return (%)[c]	(23.40)	(41.21)	23.77	40.88	(12.32)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	2,107	4,178	4,576	2,764	436
Ratio of expenses before expense reductions, including expenses of the Top 50 US Portfolio (%)	3.29	3.83	5.55	6.83	12.33*
Ratio of expenses after expense reductions, including expenses of the Top 50 US Portfolio (%)	1.90	1.90	2.09	2.25	2.25*
Ratio of net investment income (loss) (%)	(.90)	(1.01)	(1.42)	(1.30)	(1.35)*
[a] For the period March 18, 1998 (commencement of operations) to August 31, 1998.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Class C
Years Ended August 31,	2002	2001	2000	1999[a]
Selected Per Share Data
Net asset value, beginning of period	$ 12.27	$ 20.86	$ 16.83	$ 12.50
Income (loss) from investment operations: Net investment income (loss)	(.10)[b]	(.16)	(.17)	(.09)
Net realized and unrealized gain (loss) on investment transactions	(2.77)	(8.43)	4.20	4.42
Total from investment operations	(2.87)	(8.59)	4.03	4.33
Net asset value, end of period	$ 9.40	$ 12.27	$ 20.86	$ 16.83
Total Return (%)[c]	(23.39)	(41.18)	23.95	34.64**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	269	487	280	136
Ratio of expenses before expense reductions, including expenses of the Top 50 US Portfolio (%)	3.29	3.74	5.53	7.15*
Ratio of expenses after expense reductions, including expenses of the Top 50 US Portfolio (%)	1.90	1.90	2.07	2.25*
Ratio of net investment income (loss) (%)	(.90)	(.98)	(1.41)	(1.31)*
[a] For the period September 2, 1998 (commencement of operations) to August 31, 1999.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

Top 50 US Fund ("Scudder Top 50 US Fund" or the "Fund"), a non-diversified series of the Deutsche Investors Funds, Inc. (the "Company"), is registered under the Investment Company Act of 1940, as amended (the "1940 act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund seeks to achieve its investment objective by investing substantially all of its assets in the Top 50 US Portfolio (the "Portfolio"), an open-end management investment company advised by Deutsche Asset Management, Inc. ("DeAM", Inc.). On August 31, 2002, the Fund owned approximately 72% of the Top 50 US Portfolio.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within the first two years of purchase. Class C shares do not convert into another class.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution fees, service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

The Portfolio's financial statements accompany this report.

Security Valuation. The Fund determines the valuation of its investment in the Portfolio by multiplying its proportionate ownership of the Portfolio by the total value of the Portfolio's net assets.

The Portfolio's policies for determining the value of its net assets are discussed in the Portfolio's Financial Statements, which accompany this report.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At August 31, 2002 the Fund had a net tax basis capital loss carryforward of approximately $3,414,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2007 ($39,000), August 31, 2008 ($38,000) and August 31, 2010 ($3,337,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2001 through August 31, 2002, the Fund incurred approximately $4,464,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending August 31, 2003.

Distribution of Income and Gains. Distributions of net investment income, if any, are made at least annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The net unrealized appreciation/depreciation of the Fund's investment in the Portfolio consists of an allocated portion of the Portfolio's appreciation/depreciation. Please refer to the Portfolio for a breakdown of the appreciation/depreciation from investments.

At August 31, 2002, the Fund's components of distributable earnings on a tax-basis are as follows:

Undistributed ordinary income*	$ -
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (3,414,000)

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Organization Costs. Costs incurred by the Fund in connection with its organization have been deferred and were amortized on a straight-line basis over a five-year period.

Other. The Fund receives a daily allocation of the Portfolio's net investment income and net realized and unrealized gains and losses in proportion to its investment in the Portfolio.

B. Related Parties

Scudder Investments, which is part of Deutsche Asset Management, is the marketing name in the US for the asset management activities of Deutsche Bank AG. Investment Company Capital Corp. ("ICCC" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Advisor and Administrator for the Fund.

For the year ended August 31, 2002, the Advisor contractually agreed to waive its fees and reimburse expenses to the Fund to the extent necessary to maintain the annualized expenses of the classes of the Fund as follows: Class A shares 1.15%, Class B shares 1.90% and Class C shares 1.90%. Under these agreements, the Advisor waived and absorbed $265,324 of expenses, which includes expenses incurred by the Top 50 US Portfolio.

Administrator Service Fee. ICCC also serves as the Fund's Administrator. Under the Administrative Service Appendix to the Master Services Agreement, the Fund pays ICCC an annual fee (the "Administrator Service Fee") based on the Fund's average daily net assets. This fee is calculated and accrued daily and the amounts of the daily accrual are paid monthly, at the annual rate of 0.15% of the Fund's average daily net assets. For the year ended August 31, 2002, the Administrator Service Fee was $32,606, of which $2,181 is unpaid.

ICCC is the Fund's transfer and dividend disbursing agent. As compensation for providing these services the Fund pays ICCC up to $16.75 per account per year, plus reimbursement for out-of-pocket expenses. The amount charged to the Fund by ICCC for these service aggregated $25,137, of which $2,835 is unpaid at August 31, 2002.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.25% of the average daily net assets of the Class A shares and 0.75% of average daily net assets of the Class B and C shares. Prior to August 19, 2002, ICC Distributors, Inc. ("ICCD") was the distributor for the Fund. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the period year ended August 31, 2002, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at August 31, 2002
Class A	$ 39,505	$ 1,597
Class B	22,732	681
Class C	2,820	174
	$ 65,057	$ 2,452

In addition, SDI provides information and administrative services ("Shareholder Servicing Fee") to Class B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. During the year ended August 31, 2002, the effective rate for both Class B and Class C shares was 0.25%. For the year ended August 31, 2002, the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Unpaid at August 31, 2002
Class B	7,577	227
Class C	940	58
	$ 8,517	$ 285

Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Prior to August 19, 2002 ICCD was the principal underwriter for Class A, B and C shares. Fees paid in connection with the distribution of Class A shares for the year ended August 31, 2002 aggregated $1,275, all of which is attributed to ICCD.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended August 31, 2002, the CDSC for Class B and C shares aggregated $34,583 and $734, respectively, all of which is attributed to ICCD.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

C. Accounting Fees

A third party service provider is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. The amount charged to the Fund for accounting services aggregated $20,400, of which $1,749 is unpaid at August 31, 2002.

D. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended August 31, 2002		Year Ended August 31, 2001
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	593,712	$ 7,328,169	909,541	$ 15,421,436
Class B	47,209	453,902	316,108	4,994,081
Class C	6,257	69,627	65,708	1,113,571
		$ 7,851,698		$ 21,529,088
Shares redeemed
Class A	(366,050)	$ (4,500,240)	(181,519)	$ (3,028,936)
Class B	(174,335)	(1,777,442)	(183,738)	(2,404,410)
Class C	(17,288)	(188,199)	(39,472)	(611,769)
		$ (6,465,881)		$ (6,045,115)
Net increase (decrease)
Class A	227,662	$ 2,827,929	728,022	$ 12,392,500
Class B	(127,126)	(1,323,540)	132,370	2,589,671
Class C	(11,031)	(118,572)	26,236	501,802
		$ 1,385,817		$ 15,483,973

Report of Independent Accountants

To the Board of Directors of Deutsche Investors Funds, Inc. and the Shareholders of Scudder Top 50 US Fund:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Top 50 US Fund (one of the funds constituting Deutsche Investors Funds, Inc., hereafter referred to as the "Fund") at August 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP Baltimore, Maryland October 11, 2002

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Shareholder Meeting Results

A Special Meeting of Shareholders of Scudder Top 50 Fund, a series of Deutsche Investors Funds, Inc., (the "fund") was held on August 16, 2002. At the meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below):

1. To elect eleven Directors of Deutsche Investors Funds, Inc. to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal:

	Number of Votes:
	For	Withheld
Richard R. Burt	2,591,546	8,161
S. Leland Dill	2,588,435	11,272
Martin J. Gruber	2,586,280	13,427
Richard T. Hale	2,591,546	8,161
Joseph R. Hardiman	2,591,546	8,161
Richard J. Herring	2,586,280	13,427
Graham E. Jones	2,588,435	11,272
Rebecca W. Rimel	2,591,546	8,161
Philip Saunders, Jr.	2,591,546	8,161
William N. Searcy	2,586,280	13,427
Robert H. Wadsworth	2,586,154	13,553

Investment Portfolio as of August 31, 2002

	Shares	Value ($)
Common Stocks 100.0%
Consumer Discretionary 14.8%
Bed Bath & Beyond, Inc.*	10,000	320,600
Comcast Corp. "A"*	17,000	405,110
Costco Wholesale Corp.*	10,000	334,100
Harley-Davidson, Inc.	11,000	541,530
Home Depot, Inc.	15,670	516,013
Kohl's Corp.*	5,000	348,600
McGraw-Hill, Inc.	7,000	443,870
Wal-Mart Stores, Inc.	11,240	601,115
		3,510,938
Consumer Staples 11.0%
Anheuser-Busch Companies, Inc.	14,000	744,240
Estee Lauder Companies, Inc. "A"	14,000	419,300
PepsiCo, Inc.	16,000	632,800
Procter & Gamble Co.	9,000	797,850
		2,594,190
Energy 5.2%
Exxon Mobil Corp.	22,400	794,080
Noble Corp.*	14,000	434,980
		1,229,060
Financials 19.8%
American Express Co.	10,400	375,024
American International Group, Inc.	8,900	558,920
Bank of America Corp.	8,000	560,640
Citigroup, Inc.	19,533	639,706
Fannie Mae	7,000	530,460
J.P. Morgan Chase & Co.	4,050	106,920
Lehman Brothers Holdings, Inc.	8,000	456,080
Marsh & McLennan Co., Inc.	10,000	486,500
Travelers Property Casualty Corp. "A"*	843	13,252
Travelers Property Casualty Corp. "B"*	1,733	28,231
Washington Mutual, Inc.	3,000	113,430
Wells Fargo & Co.	16,000	835,040
		4,704,203
Health Care 18.4%
Amgen, Inc.*	7,950	357,989
Cardinal Health, Inc.	5,000	324,200
Forest Laboratories, Inc.*	1,000	73,000
Johnson & Johnson	13,340	724,495
Medtronic, Inc.	19,570	805,893
Pfizer, Inc.	22,727	751,809
Qwest Diagnostics*	8,000	448,400
Tenet Healthcare Corp.*	9,000	424,530
Wellpoint Health Network, Inc. *	6,000	446,220
		4,356,536
Industrials 16.3%
Avery-Dennison Corp.	10,000	631,200
First Data Corp.	10,000	347,500
General Dynamics Corp.	6,000	471,840
General Electric Co.	26,310	793,246
Honeywell International, Inc.	18,500	554,075
Lockheed Martin Corp.	5,000	316,600
PACCAR, Inc.	8,000	282,480
United Technologies Corp.	8,000	475,120
		3,872,061
Information Technology 14.2%
Altera Corp.*	5,000	53,550
Cisco Systems, Inc.*	41,650	575,603
International Business Machines Corp.	7,000	527,660
Linear Technology Corp.	5,000	131,100
Microsoft Corp.*	20,300	996,324
Texas Instruments, Inc.	22,000	433,400
VERITAS Software Corp.*	19,500	315,705
Xilinx, Inc.*	17,000	328,440
		3,361,782
Utilities 0.3%
Entergy Corp.	2,000	84,380
Total Common Stocks (Cost $25,696,845)		23,713,150
Total Investment Portfolio - 100.0% (Cost $25,696,845) (a)		23,713,150

* Non-income producing security.
(a) The cost for federal income tax purposes was $25,709,442. At August 31, 2002, net unrealized depreciation for all securities based on tax cost was $1,996,292. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,053,125 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $56,833.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of August 31, 2002
Assets
Investments in securities, at value (cost $25,696,845)	$ 23,713,150
Cash equivalents	209,921
Dividends and interest receivable	33,393
Total assets	23,956,464
Liabilities
Accrued management fee	36,028
Other accrued expenses and payables	38,509
Total liabilities	74,537
Net assets, at value	$ 23,881,927
Net Assets
Net assets consist of: Net unrealized appreciation (depreciation) on investments	(1,983,695)
Paid-in capital	25,865,622
Net assets, at value	$ 23,881,927

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended August 31, 2002
Investment Income
Income: Dividends	$ 286,653
Interest	9,802
Total Income	296,455
Expenses: Management fee	253,241
Administrative service fee	49,803
Accounting fees	40,000
Auditing	20,742
Custody fees	15,698
Amortization of organization expenses	12,001
Legal	4,000
Trustees' fees and expenses	669
Other	15,164
Total expenses	411,318
Net investment income (loss)	(114,863)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(8,404,043)
Net unrealized appreciation (depreciation) during the period on investments	1,090,427
Net gain (loss) on investment transactions	(7,313,616)
Net increase (decrease) in net assets resulting from operations	$ (7,428,479)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended August 31,
	2002	2001
Operations: Net investment income (loss)	$ (114,863)	$ (214,294)
Net realized gain (loss) on investment transactions	(8,404,043)	(4,022,803)
Net unrealized appreciation (depreciation) on investment transactions during the period	1,090,427	(15,055,203)
Net increase (decrease) in net assets resulting from operations	(7,428,479)	(19,292,300)
Capital transactions in shares of beneficial interest: Proceeds from capital invested	9,137,722	25,850,750
Value of capital withdrawn	(12,264,377)	(8,409,105)
Net increase (decrease) in net assets from capital transactions in shares of beneficial interest	(3,126,655)	17,441,645
Increase (decrease) in net assets	(10,555,134)	(1,850,655)
Net assets at beginning of period	34,437,061	36,287,716
Net assets at end of period	$ 23,881,927	$ 34,437,061

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended August 31,	2002	2001	2000	1999	1998[a]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	23,882	34,437	36,288	24,187	14,320
Ratio of expenses before interest expense (%)	1.38	1.47	1.67	1.98	3.24*
Ratio of expenses after interest expense (%)[b]	1.38	1.47	1.67	1.98	3.24*
Ratio of net investment income (loss) (%)	(.39)	(.59)	(1.00)	(1.00)	(2.18)*
Portfolio turnover rate (%)	51	31	68	58	24
Total investment return (%)[c]	(22.58)	-	-	-	-
[a] For the period October 2, 1997 (commencement of operations) to August 31, 1998.
[b] For the period ended August 31, 1998 and the years ended 1999 and 2000, interest expense amounts rounded to less than 0.01%. For the year ended August 31, 2001 and the year ended August 31, 2002, the Portfolio incurred no interest expense.
[c] Total investment return for the Portfolio was not a required disclosure prior to 2002.
* Annualized

Notes to Financial Statements

A. Significant Accounting Policies

Top 50 US Portfolio ("Top 50 US Portfolio" or the "Portfolio"), a non-diversified series of the Deutsche Investors Portfolios Trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a New York business trust.

The Portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Portfolio in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board of Trustees.

Federal Income Taxes. The Portfolio is considered a partnership under the Internal Revenue Code. Therefore, no federal income tax provision is necessary.

Expenses. Expenses of the Trust arising in connection with a specific Portfolio are allocated to that Portfolio. Other Trust expenses which cannot be directly attributed to a Portfolio are apportioned among the Portfolios in the Trust based on relative net asset value.

Organization Costs. Costs incurred by the Portfolio in connection with its organization have been deferred and were amortized on a straight-line basis over a five-year period.

Cash. Cash includes deposits held at the Portfolio's custodian in a variable rate account at the applicable interest rate.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

The Portfolio makes a daily allocation of its net investment income and realized and unrealized gains and losses from securities transactions to its investors in proportion to their investment in the Portfolio.

B. Purchases and Sales of Securities

During the year ended August 31, 2002, purchases and sales of investment securities (excluding short-term investments) aggregated $14,805,003 and $16,067,322, respectively.

C. Related Parties

Scudder Investments, which is part of Deutsche Asset Management, Inc. ("DeAM", Inc.), is the marketing name in the US for the asset management activities of Deutsche Bank AG. Investment Company Capital Corp. ("ICCC" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Advisor and Administrator for the Fund.

Investment Advisory Agreement. Under the Investment Advisory Agreement, the Advisor directs the investments of the Portfolio in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Portfolio. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Investment Advisory Agreement. The management fee payable under the Investment Advisory Agreement is equal to an annual rate of 0.85% of the Portfolio's average daily net assets, computed and accrued daily and payable monthly. DeAM, an affiliate of the Advisor, serves as sub-advisor with respect to the investment and reinvestment of assets in the Portfolio.

Administrative Service Fee. Under the Administrative Service Appendix to the Master Service Agreement, the Portfolio pays ICCC an annual fee (the "Administrative Service Fee") based on the Portfolio's average daily net assets. This fee is calculated and accrued daily and the amounts of the daily accrual are paid monthly, at the annual rate of 0.15% of the Portfolio's average daily net assets. The Administrative Service fee aggregated $49,803, of which $3,074 is unpaid at August 31, 2002.

Various third party service providers, some of which are affiliated with the Advisor, provide certain services to the Portfolio. Certain expenses of the Portfolio will not be borne by the Advisor under the sub-administrative service fee such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel).

Trustees' Fees and Expenses. The Portfolio pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

D. Accounting Fees

A third party service provider is responsible for maintaining the portfolio and general accounting records of the Portfolio. The amount charged to the Portfolio for accounting services aggregated $40,000, of which $3,447 is unpaid at August 31, 2002.

E. Line of Credit

The Portfolio and several other affiliated entities (the "Participants") shared in a revolving credit facility in the lesser of $15,000,000 or 33% of the Portfolio's net assets, administered by Investors Bank and Trust for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. This credit facility expired December 31, 2001 and was not renewed. The Participants were charged an annual commitment fee which was allocated pro rata based upon net assets among each of the Participants. During the four month period from September 1, 2001 through December 31, 2001, the Portfolio did not make any borrowing.

Report of Independent Accountants

To the Trustees of Deutsche Investors Portfolios Trust and the Beneficial Interest Holders of Top 50 US Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Top 50 US Portfolio (one of the Portfolios constituting Deutsche Investors Portfolios Trust, hereafter referred to as the "Portfolios Trust") at August 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP Baltimore, Maryland October 11, 2002

Shareholder Meeting Results

A Special Meeting of Shareholders of the Top 50 US Portfolio, a series of Deutsche Investors Portfolios Trust, (the "Portfolio") was held on August 16, 2002. At the meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below):

1. To elect eleven Trustees of Deutsche Investors Portfolios Trust to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal:

	Number of Votes:
	For	Withheld
Richard R. Burt	2,074,645	9,812
S. Leland Dill	2,071,067	13,390
Martin J. Gruber	2,067,147	17,310
Richard T. Hale	2,074,645	9,812
Joseph R. Hardiman	2,074,645	9,812
Richard J. Herring	2,067,147	17,310
Graham E. Jones	2,071,067	13,390
Rebecca W. Rimel	2,074,645	9,812
Philip Saunders, Jr.	2,074,645	9,812
William N. Searcy	2,067,147	17,310
Robert H. Wadsworth	2,066,953	17,504

2. To approve a new investment advisory agreement (a "New Advisory Agreement") between Deutsche Investors Portfolios Trust (the "Trust"), on behalf of the Portfolio, and DeAM, Inc. to be implemented within two years of the date of the Special Meeting upon approval of the members of the Trust's Board of Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended).

Affirmative	Against	Abstain
2,066,315	6,104	12,038

Directors and Officers

The following individuals hold the same position with the Fund and the Trust.

Non-Interested Directors
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Number of Funds in the Fund Complex Overseen	Business Experience and Directorships During the Past 5 Years
Richard R. Burt 2/3/47 Director since 1998	70	Chairman, IEP Advisors, Inc. (July 1998 to present); Chairman of the Board, Weirton Steel Corporation[3] (April 1996 to present); Member of the Board, Hollinger International, Inc.[3] (publishing) (1995 to present), HCL Technologies Limited (information technology) (April 1999 to present), UBS Mutual Funds (formerly known as Brinson and Mitchell Hutchins families of funds) (registered investment companies) (1995 to present); and Member, Textron Inc.[3] International Advisory Council (July 1996 to present). Formerly, Partner, McKinsey & Company (consulting) (1991-1994) and US Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and US Ambassador to the Federal Republic of Germany (1985-1991); Member of the Board, Homestake Mining[3] (mining and exploration) (1998-February 2001), Archer Daniels Midland Company[3] (agribusiness operations) (October 1996-June 2001) and Anchor Gaming (gaming software and equipment) (March 1999-December 2001).

S. Leland Dill 3/28/30 Director as of August 16, 2002	68	Trustee, Phoenix Zweig Series Trust (since September 1989), Phoenix Euclid Market Neutral Funds (since May 1998) (registered investment companies); Retired (since 1986). Formerly, Partner, KPMG Peat Marwick (June 1956-June 1986); Director, Vintners International Company Inc. (June 1989-May 1992), Coutts (USA) International (January 1992-March 2000), Coutts Trust Holdings Ltd., Coutts Group (March 1991-March 1999); General Partner, Pemco (investment company) (June 1979-June 1986).

Martin J. Gruber 7/15/37 Director as of August 16, 2002	69	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since 1964); Trustee, CREF (since 2000); Director, S.G. Cowen Mutual Funds (1985-2001), Japan Equity Fund, Inc. (since 1992), Thai Capital Fund, Inc. (since 2000) and Singapore Fund, Inc. (since 2000) (registered investment companies).

Richard J. Herring 2/18/46 Director as of August 16, 2002	68	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since 1972); Director, Lauder Institute of International Management Studies (since 2000); Co-Director, Wharton Financial Institutions Center (since 2000) and Vice Dean and Director, Wharton Undergraduate Division (1995-2000).

Joseph R. Hardiman 05/27/37 Director since 2000	68	Private Equity Investor (1997 to present); Director, Soundview Technology Group Inc. (investment banking) (July 1998 to present), Corvis Corporation[3] (optical networking equipment) (July 2000 to present), Brown Investment Advisory & Trust Company (investment advisor) (February 2001 to present), The Nevis Fund (registered investment company) (July 1999 to present), and ISI Family of Funds (registered investment companies) (March 1998 to present). Formerly, Director, Circon Corp.[3] (medical instruments) (November 1998-January 1999); President and Chief Executive Officer, The National Association of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc. (1987-1997); Chief Operating Officer of Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1985-1987); General Partner, Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1976-1985).

Graham E. Jones 01/31/33 Director as of August 16, 2002	68	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Trustee, 8 open-end mutual funds managed by Weiss, Peck & Greer (since 1985) and Trustee of 22 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998).

Rebecca W. Rimel 4/10/51 Director since 2000	68	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present). Formerly, Executive Director, The Pew Charitable Trusts (1988-1994); Director, ISI Family of Funds (registered investment companies) (1997-1999) and Director and Executive Vice President, The Glenmede Trust Company (investment trust and wealth management (1994-2002).

Philip Saunders, Jr. 10/11/35 Director as of August 16, 2002	68	Principal, Philip Saunders Associates (Economic and Financial Consulting) (since 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting)(1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986).

William N. Searcy 09/03/46 Director as of August 16, 2002	68	Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (since 1989); Trustee of 22 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998).
Robert H. Wadsworth 1/29/40 Director since 1997	71	President, Robert H. Wadsworth Associates, Inc. (consulting firm) (1982 to present); President and Director, Trust for Investment Managers (registered investment company) (1999 to present). Formerly President, Investment Company Administration, L.L.C. (1992*-July 2001); President, Treasurer and Director, First Fund Distributors, Inc. (1990-January 2002); Vice President, Professionally Managed Portfolios (1999-2002) and Advisors Series Trust (1997-2002) (registered investment companies); and President, Guinness Flight Investment Funds, Inc. (registered investment companies).
* Inception date of the corporation which was the predecessor to the LLC.

Interested Director
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Number of Funds in the Fund Complex Overseen	Business Experience and Directorships During the Past 5 Years
Richard T. Hale[4] 7/17/45 Chairman since August 16, 2002 and Director since 2000	203	Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present); Vice President, Deutsche Asset Management, Inc. (2000 to present). Formerly, Director, ISI Family of Funds (registered investment companies) (1992-1999).

Officers
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years
William F. Glavin, Jr.[5] 8/30/58 President since 2002	Managing Director of Deutsche Asset Management, Inc., Vice President and Director of Scudder Distributors, Inc., Trustee, Crossroads for Kids, Inc. (serves at risk children).
Kenneth Murphy[5] 10/13/63 Vice President and Anti-Money Laundering Compliance Officer since 2002	Vice President, Deutsche Asset Management (2000-present). Formerly, Director, John Hancock Signature Services (1992-2001); Senior Manager, Prudential Mutual Fund Services (1987-1992).
Gary L. French[5] 7/4/51 Treasurer since 2002	Managing Director of Deutsche Asset Management. Formerly, President of UAM Fund Services, Inc.
Charles A. Rizzo[5] 8/5/57 Assistant Treasurer since 2002	Director, Deutsche Asset Management (April 2000 to present); Certified Public Accountant; Certified Management Accountant. Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (PricewaterhouseCoopers LLP) (1993-1998).

Daniel O. Hirsch 3/27/54 Secretary since 2002	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present). Formerly, Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.), (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998).

Bruce A. Rosenblum 9/14/60 Assistant Secretary since 2002	Director, Deutsche Asset Management (2002-present). Formerly, Vice President, Deutsche Asset Management (2000-2002); Partner, Freedman, Levy, Kroll & Simonds (1997-1999).
Amy M. Olmert 5/14/63 Assistant Secretary since 2002	Director, Deutsche Asset Management (1999-present); Certified Public Accountant. Formerly, Vice President, BT Alex. Brown Incorporate (now Deutsche Bank Securities Inc.) (1997-1999); Senior Manager and other positions, Coopers & Lybrand LLP (now PricewaterhouseCoopers LLP) (1988-1997).

1 Unless otherwise indicated, the mailing address of each Director and Officer with respect to fund operations is One South Street, Baltimore, MD 21202.
2 Length of time served represents the date that each Director or Officer first began serving in that position with Deutsche Investors Funds, Inc. of which this fund is a series.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 Mr. Hale is a director who is an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Hale is President of the Advisor and a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank and its affiliates.
5 Address: Two International Place, Boston, Massachusetts.

The fund's Statement of Additional Information includes additional information about the Fund's directors. To receive your free copy of the Statement of Additional Information, call toll-free: 1-800-621-1048.

Account Management Resources

Legal Counsel

Morgan, Lewis & Bockius LLP

1701 Market Street Philadelphia, PA 19103
Shareholder Service Agent and Transfer Agent

Investment Company Capital Corp. c/o Scudder Investments

P.O. Box 219356 Kansas City, MO 64121-9356
Custodian

Investors Bank & Trust Company

200 Clarendon Street Boston, MA 02116
Independent Accountants

PricewaterhouseCoopers LLP

250 W. Pratt Street Baltimore, MD 21201
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048